Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Multiple Sponsored Retirement Options II

Supplement Dated October 5, 2023 to the Contract Prospectus,
Initial Summary Prospectus, and Updating Summary Prospectus

each dated May 1, 2023, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

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NOTICE AND IMPORTANT INFORMATION

ABOUT THE SUBADVISER

On September 21, 2023, the Board of Directors of Voya Partners, Inc. (the “Board”), unanimously approved the change in investment management services provided by Invesco Advisors, Inc. for VY® Invesco Global Portfolio to Voya Investment Management Co. LLC effective on or about December 1, 2023. Accordingly, all references in your contract prospectus and summary prospectuses, as applicable, referencing “Invesco Advisors, Inc.” as subadviser for the VY® Invesco Global Portfolio are to be deleted and replaced with “Voya Investment Management Co. LLC.”

On September 21, 2023, the Board unanimously approved the change in name of the “VY® Invesco Global Portfolio” to “Voya Global Insights Portfolio” effective on or about December 1, 2023. Accordingly, all references in your contract prospectus and summary prospectuses, as applicable, referencing “VY® Invesco Global Portfolio” are to be deleted and replaced with “Voya Global Insights Portfolio.”

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.167680-23	October 2023